UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 6, 2026

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	001-35922	22-3755993
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

575 N. Dairy Ashford, Suite 210 Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 221-1768

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As discussed in greater detail in the Current Report on Form 8-K filed by PEDEVCO Corp. (the “Company”), with the Securities and Exchange Commission (the “SEC”) on November 3, 2025 (the “November Form 8-K”), on October 31, 2025, PEDEVCO entered into an Amended and Restated Credit Agreement (the “A&R Credit Agreement”), among the Company, as borrower, Citibank, N.A., as administrative agent (the “Administrative Agent”), and the lenders from time to time party thereto (the “Lenders”). The A&R Credit Agreement provided for an initial borrowing base and aggregate elected commitments of $120 million and an aggregate maximum revolving credit amount of $250 million. In connection with the closing of the mergers discussed in greater detail in the November Form 8-K, the Company borrowed $87 million under the terms of the A&R Credit Agreement.

On January 8, 2026, the Company borrowed an additional $6 million under the A&R Credit Agreement (the “Draw Down”). The terms and conditions of repayment and material terms of the debt, as well as recourse provisions related thereto, are described in greater detail in the November Form 8-K and incorporated by reference herein. The funds borrowed in connection with the Draw Down are expected to be used to fund the Company’s participation in certain non-operated well operations and other Company payables.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The disclosures set forth under Item 2.03 of this Current Report on Form 8-K are hereby incorporated into this Item 5.07 by reference.

As described in greater detail in the November Form 8-K, the Company issued 17,013,637 shares of then newly designated shares of Series A Convertible Preferred Stock on October 31, 2025, the rights and preferences in connection with are described in greater detail in the November Form 8-K. One of the rights of the Series A Convertible Preferred Stock is the ability to approve the Company’s incurrence of indebtedness or issuance of debt over $500,000, other than in the ordinary course, and as such, the holders of such Series A Convertible Preferred Stock had the right to approve the Draw Down.

On January 6, 2026, North Peak Oil & Gas Holdings, LLC and Century Oil and Gas Holdings, LLC, together holding a majority in interest of the outstanding shares of Series A Convertible Preferred Stock, approved the Draw Down pursuant to the terms of the designation of the Series A Convertible Preferred Stock, via their entry into a Written Consent to Action Without Meeting.

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Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, includes “forward-looking statements.” All statements, other than statements of historical fact, included in this Current Report on Form 8-K that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Terminology such as “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements about the Company’s expectations of plans, goals, strategies (including measures to implement strategies), objectives and anticipated results with respect thereto. These statements address activities, events or developments that we expect or anticipate will or may occur in the future, including things such as projections of results of operations, plans for growth, goals, future capital expenditures, competitive strengths, references to future intentions and other such references. These forward-looking statements involve risks and uncertainties and other factors that could cause the Company’s actual results or financial condition to differ materially from those expressed or implied by forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this Current Report on Form 8-K specifically include (i)  expectations regarding the use of funds associated with the Draw Down; (ii) the other risks described in PEDEVCO’s most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, and (iii) management’s response to any of the aforementioned factors. There may be additional risks, uncertainties and factors that we do not currently view as material or that are not necessarily known. Please read the Company’s filings with the SEC, including “Risk Factors” in the Company’s Annual Report on Form 10-K, and if applicable, the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available on the Company’s website at (www.pedevco.com) under “Investors” – “SEC Filings” or on the SEC’s website at https://www.sec.gov, for a discussion of risks and uncertainties that could cause actual results to differ from those in such forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by these cautionary statements. Except as required by law, the Company undertakes no obligation and does not intend to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Important Additional Information Regarding the Transactions Will Be Filed With the SEC

In connection with the closing of the October 31, 2025 Agreement and Plan of Merger, by and among PEDEVCO Corp., NP Merger Sub, LLC, COG Merger Sub, LLC, North Peak Oil & Gas, LLC, Century Oil and Gas Sub-Holdings, LLC, and, solely for the limited purposes set forth therein, North Peak Oil & Gas Holdings, LLC, and the Series A Convertible Preferred Stock Subscription Agreements entered into with certain investors of the Company on or around October 31, 2025 (collectively, the “Transactions”), PEDEVCO will file an Information Statement with the SEC. The definitive Information Statement will be sent to the shareholders of PEDEVCO. PEDEVCO may also file other documents with the SEC regarding the Transactions. INVESTORS AND SECURITY HOLDERS OF PEDEVCO ARE ADVISED TO CAREFULLY READ THE INFORMATION STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS, THE PARTIES TO THE TRANSACTIONS AND THE RISKS ASSOCIATED WITH THE TRANSACTIONS. Investors and security holders may obtain a free copy of the Information Statement (when available) and other relevant documents filed by PEDEVCO with the SEC from the SEC’s website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the Information Statement and other relevant documents (when available) by (1) directing your written request to: 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079 or (2) contacting our Investor Relations department by telephone at (713) 221-1768. Copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at www.pedevco.com.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDEVCO CORP.

By:	/s/ J. Douglas Schick
J. Douglas Schick
President and Chief Executive Officer

Date: January 9, 2026

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